POWER OF ATTORNEY
            Know all by these presents,
that the undersigned hereby constitutes and appoints
each of Amy Agress and Stephen Agress,
signing singly, the undersigned's true and
 lawful attorney-in-fact to:
(1) execute for and on behalf of the undersigned,
(2) in the undersigned's capacity as an officer
(3) and/or director of Innodata Corporation
(4)  (the "Company"), Forms 3, 4, and 5 in accordance
(5) with Section 16(a) of the Securities Exchange Act
(6) of 1934 and the rules thereunder;
(3) do and perform any and all acts for
(4) and on behalf of the undersigned which may be
(5)  necessary or desirable to complete and execute
(6) any such Form 3, 4, or 5, complete and execute
(7)  any amendment or amendments thereto, and timely
(8)  file such form with the United States Securities
(9)  and Exchange Commission and any stock exchange
(10)  or similar authority; and
(3) take any other action of any type whatsoever
in connection with the foregoing which,
in the opinion of such attorney-in-fact,
may be of benefit to, in the
best interest of, or legally
required by, the undersigned,
it being understood that the
documents executed by such attorney-in-fact
on behalf of the undersigned pursuant
to this Power of Attorney shall
be in such form and shall contain
such terms and conditions as such
attorney-in-fact may approve in
such attorney-in-fact's discretion.
The undersigned hereby grants to
each such attorney-in-fact full
power and authority to do and
perform any and every act and
thing whatsoever requisite, necessary,
or proper to be done in the
exercise of any of the rights
and powers herein granted, as fully
to all intents and purposes as the
undersigned might or could do
if personally present, with full
power of substitution or revocation,
hereby ratifying and confirming
all that such attorney-in-fact,
or such attorney-in-fact's substitute
or substitutes, shall lawfully do
or cause to be done by virtue of
this power of attorney and the
rights and powers herein granted.
The undersigned acknowledges that
the foregoing attorneys-in-fact,
in serving in such capacity at the
request of the undersigned,
are not assuming, nor is the
Company assuming, any of the undersigned's
responsibilities to comply with
Section 16 of the Securities Exchange
 Act of 1934.
         This Power of Attorney shall
remain in full force and effect until
 the undersigned is no longer required
 to file Forms 3, 4, and 5 with respect
to the undersigned's holdings of and
 transactions in securities issued by
 the Company, unless earlier revoked by
 the undersigned in a signed writing delivered
 to the foregoing attorneys-in-fact.
  IN WITNESS WHEREOF, the undersigned
has caused this Power of Attorney to be
 executed as of this 11th day of November, 2003.
/S/ George Kondrach
Signature

George Kondrach
Print Name